1 2007 SHAREHOLDER ANNUAL MEETING April 26, 2007 NASDAQ: BJGP

Safe Harbor Statement 2 This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey our current expectations or forecasts of future events. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements in this presentation include, among others, statements relating to: our business strategy, including our acquisition or proposed acquisition of complementary businesses or integration of acquired businesses, our distribution arrangement with Cytokine PharmaSciences, Inc.; other potential product licensing opportunities; our intent to acquire a majority interest in Shanghai Rongheng Pharmaceutical Company Limited (Rongheng); our intent to enter into the Guangzhou market, our belief that our fully-integrated approach significantly improved sales growth for Propess,our ability to leverage our marketing capabilities with any future distribution capabilities or to drive demand for distributed product or increase market share in the Chinese pharmaceutical marketing and distribution markets; our future financial and operating results; and our anticipated use of proceeds. The words "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements involve known and unknown risks and uncertainties, and other factors that may cause our or our industry's actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of the future about which we cannot be certain. Many factors affect our ability to achieve our objectives, including, among others: delays in entering into, or our inability to enter into definitive documents to acquire a majority interest in Rongheng; difficulties in acquiring complementary businesses or in integrating acquired businesses; delays in product introduction and marketing or interruptions in supply; a decrease in business from Wanwei; our inability to compete successfully against new and existing competitors or to leverage our marketing capabilities with any future acquired distribution capabilities; adverse economic, political or social conditions in China; our inability to obtain or renew our GSP certificate to conduct business as a pharmaceutical distributor or to maintain this certificate and permit; our inability to manage our growth effectively; our inability to attract and retain key personnel; our inability to effectively market our services or obtain and maintain arrangements with manufacturers and distributors; and a slowdown in the Chinese economy; and other factors disclosed in our SEC filings, including the "Risk Factors" sections of such filings. Any of these factors may cause our actual results to differ materially from those implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. In addition, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. We undertake no obligation to update these forward-looking statements, even though our situation may change in the future.

2006 - A Transformational Year Beijing Med Pharm (BMP) Overview 2006 Operational Highlights 2007 Preview Questions 3

Corporate Snapshot U.S. public company (NASDAQ: BJGP) Corporate offices: Philadelphia, Pennsylvania Beijing, China All operations in China Established marketing company in principal Chinese markets First foreign company to acquire Chinese Rx distributor - 2005 National distribution network - Beijing, Shanghai and Guangzhou Growing proprietary product portfolio Multiple revenue streams 180 Employees 4

Corporate Mission Beijing Med-Pharm, as a U.S. public company, will provide a single source for the oversight of clinical trials, product registration, marketing, sales and distribution for high value niche products in China. 5

2006 Operational Highlights Distribution revenue increased 23% Rapid sales growth of proprietary products Two additional products licensed; significant partnerships announced Organizational resources broadened: Board of Directors Senior management in China Financial BJGP listed on NASDAQ Completion of $15 million financing Increased visibility 6

Distribution Revenue Growth 2006 WanWei Revenue 7

Growth in Proprietary Portfolio During 2006, BMP licensed two additional products - Anpo and Misopess and entered into a development agreement for Fentora(r). 8 JUL 06: Exclusive PRC agreement with Taiwan Biotech Co., Ltd for Anpo NOV 06: Exclusive PRC agreement with Cytokine PharmaSciences for Misopess(tm) DEC 06: Master Services Agreement with Cephalon Inc., starting with clinical development and registration of Fentora(r)

9 The BMP Difference: Propess(r) Case Study Our fully-integrated approach significantly improved Propress(r) sales volume - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06 Q3 '06 Q4 '06 0 50 100 150 200 250 300 Units Hospitals BMP takes over Sales, Marketing and Distribution of Propess(r)

Key Addition to the Board of Directors Albert Yeung joined August 2006. Prior executive pharmaceutical management experience in China with J&J, Xian-Janssen, BMS and most recently was General Manager of GSK China 10

Key Additions to Senior Management Richard Liu, Business Development Manager Formerly Senior Business Development Manager, Bayer Medical Doctor, Sun-Yatsan University of Medical Science Frank Xu, National Sales Manager Formerly Regional Sales Manager, Merck, Sharpe & Dohme BS, Medicine - Xianjiang Medical University Bin Duan, Marketing Manager Formerly Marketing and Group Product Manager, Beijing Novartis Co Medical Doctor, The Second Military Medical University, ShangHai 11

Financial Achievements BMP improved its stock listing during the year: 1/1 - 2/21 Pink Sheets 2/22 - 8/9 Bulletin Board 8/10 - NASDAQ Capital Market BMP completed a $15 million PIPE financing in December 2006 at $4.50 with 20% warrant coverage 12

Stock Price & Major Announcements BJGP OTBB Rongheng Agreement Announced Anpo License Begin Trading on NASDAQ Complete $15 Million Financing Announcement of GPC Transaction Sunstone Announced

2007 Preview Complete announced acquisitions Rongheng Guangzhou Pharmaceutical Corporation JV Sunstone PICO Product licensing Financing 14

Rongheng Background Rongheng is a pharmaceutical distributor with operations in Shanghai, China's largest city. Established in 1999; distributes to the majority of top-tier hospitals in Shanghai Timeline Approved Letter of Intent to acquire majority interest, August 31, 2005 Transaction posted on Shanghai Exchange, December 14, 2006 BMP declared winning bidder, January 16, 2007 Definitive Agreements signed, March 15, 2007 Documents submitted for approval, March 29, 2007 Approval expected from MOFCOM, 2nd Half 2007 15

Rongheng Benefits Expands national distribution infrastructure for partnered and proprietary products Provides distribution revenue Participate in management; transition team in place 16

GPC Joint Venture Background Guangzhou Pharmaceutical Corporation (GPC) is the third-largest pharmaceutical wholesaler in China. BMP and Alliance Boots formed UK investment vehicle, Alliance BMP Limited, to acquire 50% interest in GPC Established in 1951; former subsidiary of Guangzhou Pharmaceutical Company Limited, a Hong Kong Exchange-listed company controlled by Municipality of Guangzhou, that will hold 50% of JV. 2005 revenues $820 million Timeline Deal announced, January 29, 2007 Transaction submitted to MOFCOM, March 15, 2007 Approval expected, 2nd Half of 2007 17

18 GPC Joint Venture - Ownership Structure Alliance Boots 80% BMP 20% Alliance BMP JV 50% Guangzhou Pharmaceutical Corporation David Gao - Chairman Guangzhou Pharmaceutical Co., Ltd. 50%

GPC Joint Venture Benefits Collaboration with global pharma and distribution group, Alliance Boots Vehicle for additional transactions Access to key distribution facilities in Southern China Complements WanWei and Rongheng infrastructure Share of significant revenue stream 19

Sunstone Joint Venture

Background

- Sunstone Pharmaceutical Co. Ltd is a privately-held manufacturer of OTC healthcare products, including two nationally recognized brand families, "Confort" and "GoodBaby"
- Established in 1996 in Tangshan, Hebei Province;
- 2006 revenues ~$50 million

Timeline

- Letter of Intent – entered into April 2007. New entity, Sunstone China Ltd., will be formed to hold 100% of Sunstone. Proposed 49% ownership in new entity by BMP
- Closing expected in 3Q2007; no government approval required

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Beijing Med-Pharm

Sunstone Joint Venture Benefits Synergy with BMP women's and pediatric products Potential for cross promotion between hospitals and retail channel Manufacturing and packaging capabilities Profitable operations; strong growth 21

Sunstone Leading Brands Sunstone Women's Health Franchise - Kang Fu Te ("CONFORT") CONFORT brand products on the market:5 Share of female suppository market:25% CONFORT Brand Products All Other Products 75%

Sunstone Leading Brands Sunstone Children's Health Franchise - Hao Wawa ("GoodBaby") GoodBaby brand products on the market: 14 Share of pediatric cold/cough market: 40% 60% GoodBaby Cold Products All Other Cold Products

Biodian Medical Information Co. ("PICO") Background PICO is a leading healthcare information company providing database development, marketing research and market monitoring for pharmaceutical manufacturers and pharmacies. Established in 2001 in Guangzhou; controlled by the South Economic Research Institute of SFDA Timeline Letter of Intent - entered into March 2007. Proposed 49% ownership by BMP Approval expected 2nd Half of 2007 24

Biodian Medical Information Co. ("PICO") Benefits Access to SFDA data Preferred access to leading healthcare database in China Greater coverage and more reporting cities than IMS; includes TCM Negotiation leverage with licensors Profitable operations 25

Milestones Achieved in 2006 Secure exclusive drug licenses Stock listing on NASDAQ Rongheng acquisition - definitive agreement Identify acquisition in Guangzhou Secure additional financing Final government approval for Rongheng 26

27 Milestones to Complete in 2007 Secure exclusive drug licenses Final government approval for Rongheng Final government approval for Guangzhou Sign definitive agreement with Sunstone Sign definitive agreement with PICO Final government approval for PICO Secure additional financing

28 Questions

29 2007 SHAREHOLDER ANNUAL MEETING April 26, 2007 NASDAQ: BJGP www.BeijingMedPharm.com